Exhibit 99.1

Veradigm Inc. Announces that Nasdaq Hearings Panel has Granted its Continued Listing, Pending Return to Compliance with Nasdaq Filing Requirements

CHICAGO – December 13, 2023 – Veradigm Inc. (NASDAQ: MDRX (the “Company”)) announced today that it received a decision from the Nasdaq Hearings Panel (the “Panel”) granting its request for continued listing on the Nasdaq Capital Market, subject to the Company demonstrating compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rules”) on or before February 27, 2024, and certain other conditions, including the achievement of various interim milestones (the “Panel Decision”).

As previously disclosed, the Company remains noncompliant with the Listing Rules because the Company has not filed its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) or its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 (collectively, the “Form 10-Qs”). The Listing Rules require listed companies to timely file all periodic reports with the Securities and Exchange Commission (the “SEC”).

The Panel Decision has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Select Market. The Company plans to file its Form 10-K and the Form 10-Qs as soon as possible; however, no assurance can be given as to the definitive date on which such periodic reports will be filed.

About Veradigm®

Veradigm is a healthcare technology company that drives value through its unique combination of platforms, data, expertise, connectivity, and scale. The Veradigm Network features a dynamic community of solutions and partners providing advanced insights, technology, and data-driven solutions, all working together to transform healthcare insightfully. For more information on Veradigm, visit www.veradigm.com, or find Veradigm on LinkedIn, Facebook, Twitter, and YouTube

For more information contact:

Investors:

Investor.relations@veradigm.com

Media:

Ray Joske

Ray.joske@veradigm.com

© 2023 Veradigm Inc. and/or its affiliates. All Rights Reserved.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs and expectations relating to the filing of the Form 10-K and Form 10-Qs. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a further material delay in the Company’s financial reporting, including as a result of the recently-announced leadership changes, an inability to timely prepare restated financial statements, unanticipated factors or factors that the Company currently believes will not cause delay, the impacts of the previously disclosed ongoing internal investigation by the Audit Committee of the Company’s Board of Directors, including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments, the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices, the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting, the Company being delisted if the Company is unable to regain compliance with Nasdaq Listing Rule 5250(c)(1) or meet any of the interim milestones in the Panel Decision, the possibility that the Company subsequently fails to remain in compliance with Nasdaq Listing Rule 5250(c)(1) or experiences violations of additional Nasdaq Listing Rules, the possibility that the Nasdaq Listing and Hearing Review Council reviews the Panel Decision and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.